UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported):

June 7, 2005

RAE Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31783	77-0588488
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

3775 North First Street

San Jose, California 95134

408-752-0723

(Address and telephone number of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 7, 2005, RAE Systems Inc. (the “Company”) announced that it had filed with the Securities and Exchange Commission (the “SEC”) restated financial results on Form 10-K/A for the fiscal years ended December 31, 2004, 2003, 2002, 2001 and 2000, including restated results for each interim period in fiscal years 2004 and 2003. On June 7, 2005, the Company also announced that it had filed with the SEC its Form 10-Q for the quarterly period ended March 31, 2005.

Item 9.01. Financial Statements and Exhibits.

c.	Exhibits

Exhibit No.	Description
99.1	Press Release dated June 7, 2005.

Exhibits 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAE Systems Inc.

Date: June 7, 2005	By:	/s/ Donald W. Morgan
Donald W. Morgan
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 7, 2005.